SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant   [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:

[ ]         Preliminary proxy statement
[ ]         Definitive proxy statement
[X]         Definitive additional materials
[ ]         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Nuveen Flagship Multistate Trust II
                       -----------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
         [X]      No Fee Required.
         [ ]      $500 per each part to the controversy pursuant to Exchange Act
                  Rule 14a-6(i)(3).
         [ ]      Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(4) and 0-11.
         (1)      Title of each class of securities to which transaction
                  applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount previously paid:
         (2)      Form, schedule or registration statement no.:
         (3)      Filing party:
         (4)      Date filed:

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                            NUVEEN PROXY SOLICITATION
                         PROXY SOLICITATION PHONE SCRIPT


PURPOSE OF CALL: TO CONTACT SHAREHOLDERS WHO WERE SENT PROXY INFORMATION, STATE THE IMPORTANT OF VOTING, AND EMPHASIZE THAT THEIR BALLOT MUST BE RECEIVED BEFORE AUGUST 13, 1998.

1. Hello, Mr./Mrs. [shareholder last name]. My name is [rep's name]. I am calling on behalf of [Nuveen Fund Name] regarding the upcoming shareholder meeting on August 13, 1998. Do you have a moment?

2.       HAVE YOU RECEIVED PROXY MATERIAL REGARDING THE SHAREHOLDER MEETING?

-        IF NO:
                      (Confirm current address and arrange to have a duplicate set of material mailed to the shareholder.) If you have any questions or need assistance once you receive the material, please call us at 1-800-621-7227 (or 1-800-414-7447 for AL, SC or FL Intermediate).

-        IF YES       HAVE YOU HAD A CHANCE TO REVIEW THE MATERIALS?

IF NO:
                      (Briefly explain the proposals to be discussed at the meeting, and the Board's recommendation for voting on the proposals.) THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS. Suggest that the shareholder read through the materials, and vote by returning the proxy card in the envelope provided. If you have any questions or need assistance please call us at 1-800-621-7227 (or 1-800-414-7447 for AL, SC or FL Intermediate).

IF YES:               DO YOU HAVE ANY QUESTIONS?

-        IF YES:
                      Answer questions using only the proxy solicitation materials. After answering all questions, inform the shareholder that he/she may vote by signing, dating and mailing the proxy card in the envelope provided. (REMIND THE

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                      SHAREHOLDER THAT THEIR VOTE MUST BE RECEIVED BY THE
                      MEETING DATE, AUGUST 13, 1998. IN ORDER TO AVOID ANY DELAYS, THEY SHOULD VOTE THEIR PROXY AS SOON AS THEY HAVE READ THE MATERIAL.) Thank the shareholder and end the call.

-        IF NO:
                      Regardless of the size of your holdings, your vote is important. Please take the time to vote by signing, dating, and returning your proxy card in the envelope provided. (REMIND THE SHAREHOLDER THAT THEIR VOTE MUST BE RECEIVED BY THE MEETING DATE, AUGUST 13, 1998. IN ORDER TO AVOID ANY DELAYS, THEY SHOULD VOTE THEIR PROXY AS SOON AS THEY HAVE READ THE MATERIAL.) Thank the shareholder and end the call.

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                            NUVEEN PROXY SOLICITATION
           INSTRUCTIONS FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE


Hello, my name is [rep's name]. I am calling on behalf on [Nuveen Fund Name], in regard to it's upcoming shareholder meeting on August 13, 1998. Your vote is important. At your earliest convenience please sign, date and mail the proxy card in the return envelope provided. If you have not received your proxy materials, or have questions or need assistance, please call us at 1-800-621-7227 (or 1-800-414-7447 for AL, SC or FL Intermediate).